Exhibit 99.1

Protalix BioTherapeutics Corporate Update January 2019

This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements, including, among others, statements regarding e xpectations as to regulatory approvals, market opportunity for, and potential sales of, the Company’s product and product candidates, goals as to product candidate development and timing of the Company’s clinical trials, are based on the Company’s current intent, belief and expectations. The se statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Factors th at might cause material differences include, among others: failure or delay in the commencement or completion of the Company’s preclinical and clinic al trials which may be caused by several factors, including: slower than expected rates of patient recruitment; unforeseen safety issues; determinat ion of dosing issues; lack of effectiveness during clinical trials; inability to monitor patients adequately during or after treatment; inability or unwill ing ness of medical investigators and institutional review boards to follow the Company’s clinical protocols; and lack of sufficient funding to finance clinical tr ial s; the risk that the results of the clinical trials of the Company’s product candidates will not support the Company’s claims of superiority, safety or efficacy, th at the Company’s product candidates will not have the desired effects or will be associated with undesirable side effects or other unexpected characte ris tics; risks relating to our ability to manage our relationship with Chiesi Farmaceutici S.p.A. and any other collaborator, distributor or partner; risks related to the amount and sufficiency of the Company’s cash and cash equivalents; risks related to the amount of the Company’s future revenues, operati ons and expenditures; risks relating to the Company’s ability to make scheduled payments of the principal of, to pay interest on or to refinance its outs tan ding notes or any other indebtedness; the Company’s dependence on performance by third party providers of services and supplies, including without li mit ation, clinical trial services; delays in the Company’s preparation and filing of applications for regulatory approval; delays in the approval or p ote ntial rejection of any applications we file with the FDA or other health regulatory authorities, and other risks relating to the review process; the in herent risks and uncertainties in developing drug platforms and products of the type we are developing; the impact of development of competing therapies and /or technologies by other companies and institutions; potential product liability risks, and risks of securing adequate levels of product liability and ot her necessary insurance coverage; and other factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Existing and pr ospective investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of today’s date. The Company unde rtakes no obligation to update or revise the information contained in this presentation whether as a result of new information, future events or c irc umstances or otherwise. Note Regarding Forward - Looking Statements

Clinically differentiated and improved recombinant therapeutic proteins • FDA approved ProCellEx® plant cell culture based expression system • FDA multi - product and EMA approved manufacturing facility in Israel Elelyso® (taliglucerase alfa) approved and commercialized for Gaucher disease; Protalix retains rights in Brazil, with rights in the rest of the world held by Pfizer Pegunigalsidase alfa in Phase III for Fabry disease, an ~$1.4B growing market; potential to be best - in - class with a superiority claim: • Global license to Chiesi Farmaceutici S.p.A. • Fast Track Designation - FDA • Orphan Drug Designation (ODD) – EMA Two Phase II candidates with business development opportunities 3 Company highlights

Protalix pipeline overview

pegunigalsidase alfa
1mg/kg/2 weeks 2mg/kg/4 weeks
(PRX-102) Fabry Disease

- BALANCE Phase III study
- BRIDGE Phase III study
- BRIGHT Phase III study (once monthly)

Oral anti-TNF-α
(OPRX-106) Ulcerative Colitis\ Inflammatory Bowel Disease

- Phase IIa completed
  *positive results

alidornase alfa
(PRX-110) Cystic Fibrosis

- Phase IIa completed
  *positive results

4 PROTALIX Biotherapeutics

for Fabry Disease

Fabry disease remains a high unmet need

- Rare genetic lysosomal storage disorder caused by enzyme deficiency; potentially life threatening disease characterized by progressive kidney disease, cardiovascular and cerebrovascular complications and severe pain
- ~$1.4B growing market (CAGR ~10%); ~5,000 patients treated worldwide

Enzyme Replacement Therapy (ERT) Bi-weekly infusions		Pharmacological Chaperone- Oral
Fabrazyme®, Sanofi	Replagal®, Shire (ex-US)	Galafold™, Amicus

• **Renal function declines even for patients on long term ERT[1]**
• **Limited effect due to:[2,3]**
  • Little functional enzyme and incomplete tissue penetration
  • Presence of anti-drug antibodies, mainly neutralizing antibodies
• **Poor Quality of Life:**
  • Lack of symptom relief on the second week
  • Infusion reactions
  • High burden of treatment
		Applicable only for certain amenable mutations (~30%)

1. Rombach, et al 2013
2. Fabry Expert Panel Consensus: Kidney Disease: Improving Global Outcomes (KDIGO) Conference, Oct 2016
3. Lenders et al 2018

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PROTALIX Biotherapeutics

 * Fabrazyme ® ( agalsidase beta) – USPI Higher levels of active available enzyme  potentially more efficacious Substantially greater enzyme exposure than current ERTs A chemically modified plant cell derived PEGylated covalently bound homodimer  active and stable enzyme throughout infusion interval 7

8 Higher uptake and prolonged activity in target organs µg/gr FW = amount of enzyme [µg] per gr of tissue fresh weight [FW], assessed by activity Kizhner et al (2015), Molecular Genetics and Metabolism 114: 259 – 267 Fabry mice model Higher levels of active enzyme in target organs  potentially more efficacious

9 PK modeling shows greater AUC in a single infusion of 2 mg/kg pegunigalsidase alfa vs. two bi - weekly infusions of Fabrazyme® over a 4 - week time frame. First - in - class, once - monthly administration Greater AUC  potential for clinical stability with half the infusions pegunigalsidase alfa
1mg/kg/2 weeks 2mg/kg/4 weeks

Positive results from completed phase I/II study

Reduction in GB_3 burden in kidney biopsies

% of patients with ≥50% reduction in BLISS score


100%
84%
100%
75%
50%
25%
0%
All patients
n=13
Classic patients
n=8

Efficacy & safety seen over 24 months

- Positive impact on kidney function
- Stable cardiac parameters
- Improvement in gastro-intestinal symptoms
- 19% formation of anti-drug antibodies (ADAs) vs. 74% s with Fabrazyme®*
  - All pegunigalsidase alfa patients were ADA negative in year 2
- Excellent safety and tolerability profile throughout ~35 patient years
  - Patients currently in their 4th year of treatment

*Fabrazyme prescribing information

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PROTALIX Biotherapeutics

pegunigalsidase alfa
1mg/kg/2 weeks 2mg/kg/4 weeks

Robust phase III pivotal clinical program

	balance (a Fabry clinical study)	bright	bridge (a Fabry clinical study)
	1mg/kg 2 weeks Head-to -Head vs. Fabrazyme® in Switch Patients	**2mg/kg 4weeks** Switch-over from Fabrazyme® and Replagal®	**1mg/kg 2 weeks** Switch-over from Replagal®
FDA*	24 mos Superiority	12 mos Safety and efficacy	12 mos Safety and efficacy
EMA Rest of World	12 mos Comparability (potential for superiority)	12 mos Safety and efficacy	12 mos Safety and efficacy
Number of patients to be enrolled	78 (52 pegunigalsidase alfa 26 Fabrazyme) ~70% enrolled	30 ~95% enrolled	22 Enrollment completed

* Based on recent FDA guidelines, there may be a faster path for BLA filing.
A meeting with the agency is planned for first quarter 2019.

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PROTALIX Biotherapeutics

Twice the enzyme activity for antibody positive Fabrazyme patients if switched to pegunigalsidase alfa Analysis of baseline characteristics of the BALANCE study : Ex - vivo immunogenicity testing of blood samples: 12 Substantially less inhibited by Fabrazyme neutralizing antibodies ( nAbs ) Dr. David Warnock , Director of the Division of Nephrology , Professor of Medicine & Physiology, Univ. of Alabama Birmingham “ Given pegunigalsidase alfa is less inhibited by preexisting neutralizing antibodies than Fabrazyme, coupled with its significantly longer half - life, there is the potential for pegunigalsidase alfa to control proteinuria and/or stabilize renal function in patients who have not had an optimal clinical response to agalsidase beta (Fabrazyme)”

Preliminary results of BRIDGE study: Improved kidney function following switch to pegunigalsidase alfa Based on available historical serum creatinine for approximately 2 years eGFR mL/min/ 1.73 m 2 is calculated using CKD - EPI formula eGFR Slope - mL/min/ 1.73 m 2 /year -30.00 -20.00 -10.00 0.00 10.00 20.00 30.00 Slope (mL/min/1.73 m 2 /year) p = 0.015 - 6.8 + 3.7 Mean annualized eGFR slopes “pre” vs . “ post” switch to treatment with pegunigalsidase alfa N=16 ~2yrs on Replagal 6 M on pegunigalsidase alfa eGFR CKD - EPI - Mean BL (range ): 80 (49 - 100) 13 pegunigalsidase alfa

1mg/kg/2 weeks 2mg/kg/4 weeks

Evidence for potential superiority

Phase I/II - Naïve

24 month follow-up

	pegunigalsidase alfa	Fabrazyme®
eGFR slope	**-2.2[1]**	**-3.8**
Half-life	**~80 hours**	**2 hours**
Active enzyme	**>14 days**	**½ day**
Antibodies (ADA)	**0%[3]**	**74%[2]**

1. N=7 classic Fabry patients, 24 months
2. Fabrazyme prescribing information
3. 19% formation of anti-drug antibodies (ADAs). All ADAs turned negative in the second year following treatment, leaving 0% of present anti-drug antibodies

Phase III - Switch: Preliminary Results

bridge

Improved kidney function with pegunigalsidase alfa

Negative eGFR slope **reversed** to positive eGFR slope following switch from Replagal balance

Twice the enzymatic activity with pegunigalsidase alfa

Less inhibited from Fabrazyme neutralizing ADA following switch from Fabrazyme

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PROTALIX Biotherapeutics

15 Unique proposition for addressing significant unmet needs Two dosing regimens: potential for better efficacy and lower treatment burden x Treatment flexibility for patients x Two independent paths for product superiority 1mg/kg/2weeks 2mg/kg/4weeks Superior ERT for patients with progressing impaired renal function Better quality of life by maintaining clinical stability with 50 % less infusions Potential to be gold standard therapy Peak Sales Potential over $ 1B Annually ( >50% market share)

16 Global partnership with Chiesi Farmaceutici S.p.A Ex - US partnership now expanded to include exclusive rights in the United States The combined two agreements reflect: Investment of $ 95M in upfront payments and development cost reimbursement Up to $ 1 billion in potential milestone payments Tiered royalties of 15 - 35% e x - US; 15 - 40% US • Validates Protalix’s Fabry program • Secures funding for clinical program • A focused and effective commercialization partner

Oral anti - TNF - α OPRX - 106 for Inflammatory Bowel Disease

IBD are autoimmune inflammatory diseases of the digestive tract including Ulcerative Colitis (UC ) and Crohn’s Disease ( CD); debilitating disease characterized by severe diarrhea, abdominal pain, fatigue and weight loss >$ 12B market; >2.5 million patients across US and Europe 18 Inflammatory Bowel Disease (IBD) – High unmet need despite the wide array of available treatments Anti TNF biologics (infused and injected) Anti - Integrin (Infused) JAK inhibitors (oral) IL - 12 (infused) Remicade (J&J) Humira ( Abbvie ) Simponi (J&J) Entyvio (Takeda) Xeljanz (Pfizer) Stelara ( Jannsen ) Loss of response - up to 40% of patients - most likely attributed to neutralizing antibodies “Black Box” Safety warnings Infections and Malignancies Safety precautions include infections and risk of PML (Progressive Multifocal Leukoencephalopathy ) “Black Box” Safety warnings Infections and Malignancies Safety precautions include infections, malignancies and risk of RPLS (Reversible Posterior Leukoencephalopathy Syndrome)

OPRX-106

A plant cell expressed anti –TNF- α fusion protein administered orally with local activity in the gut

- Developed via Protalix's platform for orally delivered proteins whereby the plant cell wall protects the protein and serves as a natural oral administration vehicle
- Administered orally, OPRX-106 is biologically active in the gut
- OPRX-106 completed two clinical trials in Ulcerative Colitis:
  - Phase I – Healthy Volunteers: Safe and well tolerated
  - Phase IIa: Positive results from 18 patients who completed the study*
    - Two doses explored for induction of remission by week 8
    - 89% of patients had a Mayo score of ≥6 (moderate disease category)

*24 patients were enrolled, 6 patients withdrew, none related to adverse events. Drop out rate consistent with other UC trials reported in similar populations.

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PROTALIX Biotherapeutics

20 Positive clinical results in phase IIa OPRX - 106 1. Reduced Mayo score of >3 points and decrease in the rectal bleeding sub - score of >1 point from baseline, or a rectal bleeding sub - score of 0 or 1 2. Mayo score of ≤ 2 with no sub - score reaching >1 point 3. Mayo endoscopy score of 0 or 1 89% of patients experienced improvements in Mayo Score; 72% improved rectal bleeding; 72% improvement in fecal calprotectin and 61% improvement in Geboes score Safe and well - tolerated; adverse events (AEs) were mild to moderate and transient 1 2 3 » No systemic exposure of the drug was detected » No anti drug antibodies were detected

Inflammatory Bowel Disease market >$12B High clinical response and remission rates and meaningful mucosal healing in Ulcerative Colitis patients with moderate disease OPRX - 106 Advantages Anti - TNF alfa mechanism – known and established first line treatment for steroid refractory and lack of response to 5 - ASA Low likelihood for loss of response due to lack of immunogenicity Local activity and lack of systemic exposure translates to a better safety profile and removes safety concerns of infections and malignancy which appear in anti - TNF and JAK - inhibitors Oral therapy – convenience in line with newer innovative therapies 21 Oral anti - TNF - α biologica lly locally active in the gut OPRX - 106 alidornase alfa (PRX - 110) for Cystic Fibrosis

alidornase alfa
(PRX-110)

More effective mucus clearance for Cystic Fibrosis patients

- Cystic Fibrosis (CF) is a rare genetic disease characterized by a highly viscous mucus most prominently leading to severe lung damage and loss of respiratory function; over 70,000 CF patients world-wide
- Leading product, Pulmozyme®, DNase enzyme, ~$700M annual sales with significant growth potential
- Alidornase alfa (PRX-110) was designed as a recombinant DNase resistant to actin inhibition to enhance enzyme activity
- In human sputa samples, alidornase alfa exhibits superior activity compared to Pulmozyme® in breaking down extracellular DNA and lowering sputum viscosity which translates to more effective mucociliary clearance and potentially improving lung function
- Can potentially lower incidence of respiratory tract infections

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PROTALIX Biotherapeutics

24 Mean absolute change in ppFEV1 • Pulmozyme treated patients following 14 - day washout • 28 - day alidornase alfa treatment • 14 - day follow - up without treatment Phase II trial demonstrates clinically meaningful lung function improvement alidornase alfa ( PRX - 110 ) N=16 Extraordinary reduction of the presence of Pseudomonas aeruginosa (P.sa) infections as a result of alidornase alfa treatment - All P.sa positive patients showed a >75% reduction of which 60% experienced total eradication • potential for lowering respiratory tract infections • potential for reduction in CF exacerbations Safe, tolerable and shorter inhalation time

Financial Overview 25 • ~ 148M shares outstanding as of December 31, 2018 • Dual listed on NYSE American and TASE • Cash position: ~$ 37.5M as of December 31, 2018 • Cash level projected to fund operations through read outs of all Fabry trials and potential major regulatory milestones • ~$58M convertible note due by November 2021 ($0.85 strike) • 10 years of 0% tax after using up NOL (currently ~$ 190M )

Protalix had significant achievements to date

- ✓ Strong positive two-year data for pegunigalsidase alfa and positive interim data from the BRIDGE study (Phase III) reversing eGFR slope after switch to pegunigalsidase alfa
- ✓ Global partnership for pegunigalsidase alfa with significant upfront, R&D investment, and regulatory and commercial milestones
- ✓ Promising results for OPRX-106 and alidornase alfa
- ✓ Clinical development pipeline targeting markets of ~$15B and multiple near term catalysts expected in the next 12 months

- Finalize enrollment in BALANCE and BRIGHT studies
- Engage with the FDA to explore the potential of gaining accelerated approval path with pegunigalsidase alfa
- Continue seeking and signing partnership transactions
- Advance early pipeline with attractive opportunities for proteins designed with superior clinical profiles

26 PROTALIX Biotherapeutics

Moshe Manor President and CEO Protalix BioTherapeutics moshe.manor@protalix.com